Exhibit 10.2
Fifth Amendment to Receivables Financing Agreement
This Fifth Amendment to Receivables Financing Agreement (this “Amendment”), dated as of April 11, 2025, is by and among Concentrix Receivables, Inc. (the “Borrower”), Concentrix Corporation (“Concentrix” or the “Servicer”), PNC Bank, National Association (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Committed Lender and Group Agent for the PNC Group (in such capacity, “PNC Group Agent”), The Toronto Dominion Bank, as Group Agent for the TD Bank Group (in such capacity, “TD Bank Group Agent”) and as a Committed Lender in the TD Bank Group (“TD Bank”), Wells Fargo Bank, National Association, as Committed Lender and Group Agent for the Wells Fargo Group (“Wells Fargo”), MUFG Bank, LTD., as Committed Lender and Group Agent for the MUFG Lender Group (“MUFG”, and together with PNC Group Agent, TD Bank Group Agent and Wells Fargo, each a “Group Agent” and considered together, the “Group Agents”), Reliant Trust, as a Conduit Lender in the TD Bank Group (“Reliant”), GTA Funding LLC, as a Conduit Lender in the TD Bank Group (“GTA”), and Cabot Trail Funding LLC, as a Conduit Lender in the TD Bank Group (“Cabot”), Gotham Funding Corporation, as a Conduit Lender in the MUFG Lender Group (“Gotham”), and PNC Capital Markets LLC, as Structuring Agent.
W I T N E S S E T H:
Whereas, the Borrower, the Servicer, the Administrative Agent, the Lenders and Group Agents from time to time party thereto, and PNC Capital Markets LLC, as Structuring Agent, have entered into that certain Receivables Financing Agreement, dated as of October 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Financing Agreement”);
Whereas, the Borrower has requested that the Administrative Agent, the Group Agents and the Lenders make certain amendments to the Receivables Financing Agreement and each of the Administrative Agent, the Group Agents and the Lenders hereby agree to such amendments, in accordance with Section 14.01 of the Receivables Financing Agreement, pursuant to the terms and conditions set forth herein.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
    Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Receivables Financing Agreement.
    Section 2.    Amendments to Receivables Financing Agreement.
    Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the parties hereto agree that the Receivables Financing Agreement shall be amended as follows:

    (a)    Section 1.01 of the Receivables Financing Agreement is hereby amended by deleting the defined term “Credit Agreement” therein and replacing it with the following:
        ““Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of April 11, 2025, among Sponsor, as the borrower, Bank of America, N.A., as Administrative Agent, the Swing Line Lender and an L/C Issuer, and the other lenders and L/C issuers party thereto from time to time.”
    (b)    Section 1.02 of the Receivables Financing Agreement is hereby amended by deleting clause (f) thereof and replacing it with the following:
        “(f) references to any agreement refer to that agreement as from time to time amended, restated, supplemented, refinanced or replaced, or as the terms of such agreement are waived or modified in accordance with its terms;” and
    (c)    Section 10.01(t) of the Receivables Financing Agreement is hereby amended by (i) deleting the reference to “section 8.11(a)” thereof and replacing it with “section 8.06(a)” and (ii) deleting the two references to “Initial Funding Date” in each place in which they appear in such Section and replacing them, in each case, with “Restatement Effective Date”.
    Section 3.    Conditions to Amendment. Subject to Section 4 below, this Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
    (a)    the Administrative Agent shall have received a fully executed counterpart of this Amendment from each of the other parties hereto;
    (b)    the Administrative Agent shall have received a duly executed Reaffirmation, Acknowledgment and Consent of Performance Guarantor in the form attached hereto;
    (c)    the Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.
    Section 4.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Receivables Financing Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) the Borrower and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Receivables Financing Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made), (ii) the Borrower hereby represents and warrants that no Event of Default or Unmatured Event of Default has occurred and is continuing, or would result from any actions contemplated hereunder, (iii) the Borrower hereby represents and warrants that the Termination Date has not occurred, and (iv) each reference in the Receivables Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to the Receivables Financing Agreement as amended hereby.
    Section 6.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. The parties agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Borrower, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if the Administrative Agent or any Group Agent shall request manually signed counterpart signatures to this Amendment, the Borrower and the Servicer each hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable (but in any event within 30 days of such request or such longer period as the requesting Administrative Agent or Group Agent and the Borrower and the Servicer may mutually agree).
    Section 7.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

    Concentrix Receivables, Inc.

    By: /s/ Andrew Farwig
Name: Andrew Farwig
Title: Senior Vice President, Deputy General Counsel and Corporate Secretary

    Concentrix Corporation,
    as Servicer

    By: /s/ Andrew Farwig
Name: Andrew Farwig
    Title: Senior Vice President, Deputy General Counsel and Corporate Secretary
[Signature Page to Fifth Amendment to Receivables Financing Agreement]

    PNC Bank, National Association,
as Administrative Agent and as a Group Agent for the PNC Group

    By: /s/ Michael Ferragonio
    Name: Michael Ferragonio
    Title: Senior Vice President

    PNC Bank, National Association,
as Committed Lender
    By: /s/ Michael Ferragonio
     Name: Michael Ferragonio
     Title: Senior Vice President

    PNC Capital Markets LLC, as Structuring Agent

    By: /s/ Michael Ferragonio
    Name: Michael Ferragonio
    Title: Managing Director

[Signature Page to Fifth Amendment to Receivables Financing Agreement]

The Toronto Dominion Bank,
as a Committed Lender and Group Agent for the TD Bank Group

    By: /s/ Luna Mills
Name: Luna Mills
Title: Managing Director

    Reliant Trust,
as a Conduit Lender

    By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent, The Toronto-Dominion Bank

    By: /s/ Luna Mills
     Name: Luna Mills
     Title: Managing Director

    GTA Funding, LLC,
as a Conduit Lender

    By: /s/ Kevin J. Corrigan
     Name: Kevin J. Corrigan
     Title: Vice President

    Cabot Trail Funding LLC,
as a Conduit Lender

    By: /s/ Kevin J. Corrigan
     Name: Kevin J. Corrigan
     Title: Vice President

[Signature Page to Fifth Amendment to Receivables Financing Agreement]

Wells Fargo Bank, National
Association,
as Group Agent for the Wells Fargo Group and as Committed Lender
    By: /s/ Anthony Ballard
Name: Anthony Ballard
    Title: Vice President

[Signature Page to Fifth Amendment to Receivables Financing Agreement]

MUFG Bank, LTD.,
as Managing Agent for the MUFG Lender Group and as the MUFG Committed Lender

    By: /s/Eric Williams
Name: Eric Williams
Title: Managing Director

    Gotham Funding Corporation, as the MUFG Conduit Lender

    By: /s/ Kevin J. Corrigan
     Name: Kevin J. Corrigan
     Title: Vice President

[Signature Page to Fifth Amendment to Receivables Financing Agreement]

Reaffirmation, Acknowledgement, and Consent of Performance Guarantor
The undersigned, Concentrix Corporation, heretofore executed and delivered to the Administrative Agent a Performance Guaranty dated October 30, 2020. The undersigned hereby acknowledges and consents to the Fifth Amendment to Receivables Financing Agreement dated as of the date hereof, and confirms that its Performance Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. The undersigned further agrees that the consent of the undersigned to any other amendment or modification to the Receivables Financing Agreement or any of the other Transaction Documents referred to therein (each as existing on the date hereof) shall not be required as a result of this consent having been obtained. The undersigned acknowledges that the Administrative Agent and the Group Agents are relying on the assurances provided herein in entering into the Amendment set forth above.
Dated: As of April 11, 2025.

    Concentrix Corporation,
as Servicer
    By: /s/ Andrew Farwig
Name: Andrew Farwig
    Title: Senior Vice President, Deputy General Counsel and Corporate Secretary